Inventory	9 Months Ended
Sep. 30, 2020
Inventory Disclosure [Abstract]
Inventory
5.	Inventory

Inventory consisted of the following:

	December 31, 2019	September 30, 2020
Terminal systems and components	$5.9	$0.7
Point-of-sale systems and components	2.6	0.5

Total inventory	$8.5	$1.2

Effective June 30, 2020, the Company modified the terms and conditions of its SaaS arrangements and updated its operational procedures. As a result, beginning June 30, 2020, hardware provided under the Company’s SaaS agreements is accounted for as an operating lease resulting in equipment held for lease to be recorded in “Equipment for lease, net” rather than “Inventory” on the Company’s Consolidated Balance Sheets. See Note 9 for more information on equipment for lease.